GRAMERCY CAPITAL CORP. 2.0

INVESTOR PRESENTATION

About Gramercy Capital Corp.

About Gramercy Capital Corp.

Gramercy Capital Corp. is a self-managed, integrated commercial real estate investment and asset management company. The Company's Gramercy Realty division currently manages approximately $1.8 billion of commercial properties leased primarily to regulated financial institutions and affiliated users throughout the United States. The Gramercy Finance division manages approximately $2.0 billion of whole loans, bridge loans, subordinate interests in whole loans, mezzanine loans, preferred equity, commercial mortgage-backed securities and other real estate securities which are financed through three non-recourse CDOs. The Company is headquartered in New York City and has regional investment and portfolio management offices in Jenkintown, Pennsylvania, Charlotte, North Carolina, and St. Louis, Missouri.

To review the Company's latest news releases and other corporate documents, please visit the Company's website at www.gkk.com or contact Investor Relations at 212-297-1000.

Forward-Looking Information

This investor presentation contains forward-looking information based upon the Company's current best judgment and expectations. Actual results could vary from those presented herein. The risks and uncertainties associated with forward-looking information in this investor presentation include, but are not limited to, factors that are beyond the Company's control, including: the success or failure of our efforts to implement our current business strategy; the adequacy of our cash reserves, working capital and other forms of liquidity; availability of investment opportunities on real estate assets and real estate-related and other securities; the availability, terms and deployment of short-term and long-term capital; the cost and availability of our financings, which depends in part on our asset quality, the nature of our relationships with our lenders and other capital providers, our business prospects and outlook and general market conditions; the continuity of the Management Agreement for the KBS Portfolio; the timing of cash flows, if any, from our investments; availability of, and ability to retain, qualified personnel and directors; the performance and financial condition of borrowers, tenants, and corporate customers; economic conditions generally and in the real estate markets and commercial finance and the banking industry specifically; unanticipated increases in financing and other costs, including a rise in interest rates; risks of real estate acquisitions; our ability to identify and complete additional property acquisitions; changes to our management and board of directors; reduction in cash flows received from our investments, in particular our CDOs; our ability to maintain our current relationships with financial institutions and to establish new relationships with additional financial institutions; our ability to profitably dispose of non-core assets; legislative and regulatory changes (including changes to laws governing the taxation of REITs or the exemptions from registration as an investment company); our ability to satisfy complex rules in order for us to qualify as a REIT, for U.S. federal income tax purposes and qualify for our exemption under the Investment Company Act, our Operating Partnership's ability to satisfy the rules in order for it to qualify as a partnership for U.S. federal income tax purposes; and the ability of certain of our subsidiaries to qualify as REITs and certain of our subsidiaries to qualify as TRSs for U.S. federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; and other factors including those listed in the Company's Annual Report on Form 10-K and in the Company's Quarterly Reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise any of the forward-looking information. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Quick Timeline Review

July 2nd
New management team with extensive background and experience in net lease industry hired to take Gramercy in a new strategic direction

August 5th
First earnings call in two years

August 21st
Announcement of Agreement to purchase $485.0 million Bank of America Portfolio in a joint venture with Garrison Investment Group

September 28th
Investor call to present operational review of the Company's existing assets and operations and an update on the Company's implementation of its new investment strategy

Operational Review Findings



Strong Liquidity Position

as of July 31, 2012

	(Amount in millions)
Cash	$199.4
Securities (CDO Bonds)	35.9
Reimbursable CDO Advances	10.6
	$245.9

Operational Review Findings

- Currently, Gramercy owns a small portfolio of legacy real estate assets (Legacy Real Estate) and receives fee income under CDO management (CDO Management) and real estate management (Asset Management) contracts
- CDO Management and Asset Management require two separate operating platforms, which increases operating costs
- GAAP Accounting for CDOs results in difficult to understand financial statements and is responsible for the Company's negative GAAP net worth
- Management, General and Administrative (MG&A) costs are too high for the size and scale of the current business

CDO Management

- 3 discreet CDOs
- Ongoing servicing revenues approximately $5.0 million annually, but declining over time
- Finite life, 3-5+ years remaining
- All subordinate fees and equity distributions are shut off or likely to shut off in the near future
- Additional fees from special servicing activities likely over the remaining life of the CDO management contracts

Asset Management

- Contract on approximately $1.8 billion in assets, generating $12.0 million annually in base revenues, stepping down to $10.0 million upon purchase of the Bank of America Portfolio
- Finite life, 1-3+ years remaining
- Currently profitable but revenue will likely decline as assets under management decline
- Opportunity to capture "tail" revenues as portfolio is sold to third parties

Legacy Real Estate

- 2 REO assets
- 1 minority interest in a net lease
- $28.6 million portfolio of 44 multi-tenant office buildings located in tertiary markets
- Legacy portfolio is collectively negative cash flow
- Legacy assets do not fit going forward strategy

Historical Management, General and Administrative Costs


GAAP MG&A Totals
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$6,636 1
$32,738
$33,293
$2,545 2
$33,442
$2,317 3
$16,312
2009
2010
2011
YTD 2012
Recurring Expenses
Non Recurring Expenses
$ (Amount in thousands)

[1] *Includes $5,010 in business acquisition costs related to the internalization of the Company's management and $1,526 of costs related to an exchange agreement to satisfy an unsecured debt obligation.*

[2] *Comprised of legal expenses primarily related to the Jameson Inns and Signature Inns dispute.*

[3] *Comprised of costs related to the Company's strategic review, written off at the conclusion of the process in June 2012.*

Recommended Operational Steps

- Market for sale CDO management contracts, senior and junior bonds and CDO equity
  - Sell in whole, part or in joint venture
  - If attractive transaction is not available, collect CDO management fees for the remaining life of the CDOs
- Reduce ongoing MG&A costs
- Invest cash in net lease assets to create long duration cash flows
- Streamline business, simplify story
- Grow equity base and manage liquidity

Benefits of Selling CDOs

- Balance sheet effect *(please refer to following page)*
- Liquidity effect
  - Selling the CDOs provides additional benefits beyond the value of the CDO equity and management contracts
  - Converts servicing advances and bonds to cash, unlocking greater than $40.0 million of liquidity
  - Ends future servicing advance requirements
- Simplification and streamlining
  - Accounting, tax, audit burdens significantly lessened
  - Eliminates negative GAAP basis tangible net worth

GOALS

- **Increase liquidity and capital base** ✓✓
- **Reduce costs** ✓
- **Create recurring CF**
- **Simplify and streamline** ✓✓

Condensed Financial Information Assuming Deconsolidation of the CDOs

(Unaudited; Amount in thousands)	Consolidated June 30, 2012	Less: CDOs	Adjusted June 30, 2012
Assets			
Total real estate investments	$ 80,951	$ (16,126)	$ 64,825
Cash and cash equivalents	236,529	(34,497)	202,032
Repurchased CDO securities	0	47,351	47,351
Advances due from CDOs	0	8,346	8,346
Loans and other lending investments, net	1,876,048	(1,871,190)	4,858
Other assets	29,482	(24,813)	4,669
Total Assets	**$ 2,223,010**	**$ (1,890,929)**	**$ 332,081**
Liabilities			
Total secured and other debt	2,346,003	(2,280,277)	65,726
Accounts Payable and accrued expenses	12,245	(4,197)	8,048
Dividends Payable	26,857	0	26,857
Liabilities related to assets held for sale	155	(155)	0
Derivative Instruments, at fair value	180,753	(180,753)	0
Other liabilities	9,814	(4,257)	5,557
Total Liabilities	**$ 2,575,827**	**$ (2,469,639)**	**$ 106,188**
Total Equity	**$ (353,720)**	**$ 578,710**	**$ 224,990**
Non controlling interest	903	0	903
Total Equity	(352,817)	578,710	225,893
Total Liabilities and Equity	**$ 2,223,010**	**$ (1,890,929)**	**$ 332,081**

- Excludes value of CDO Management business
- Excludes value of Asset Management contract
- Excludes value of Bank of America portfolio in contract

The above financial information has been derived from the Company's financial statements.
See the Company's Form 10-Q for the quarterly period ended June 30, 2012 for complete financial statements.

Asset Management

- Existing Asset Management contracts run through 2015
- Estimated total future fees could be $20.0 million or more
- Look to extend contract for additional term, and to transferred assets, where possible

GOALS

- **Increase liquidity and capital base**
- **Reduce costs**
- **Create recurring CF** ✓
- **Simplify and streamline** ✓

Restructure MG&A

- Senior Management
  - CEO, President, COO change will reduce initial annual cash outlay
- Substitute New York City based asset managers with regional asset management talent when appropriate
- Systems – Review underway with focus on cost savings
- Accounting – Seeking bids for audit work, non Big Four firms to be considered
- Insurance – Rebid simplified business plan/post CDO sale
- Legal – Review underway of all existing relationships
- Additional personnel downsizing as/if assets under CDO/Asset Management decline

GOALS

- **Increase liquidity and capital base** ✓
- **Reduce costs** ✓✓
- **Create recurring CF** ✓✓
- **Simplify and streamline** ✓

Goal of reducing G&A to ongoing run rate of < $20 million by end of 2013

Invest Cash for Recurring Cash Flows

Net lease investment focus

- Single tenant net lease properties with durable credits throughout the United States
- Office and industrial properties, opportunistically invest in specialty retail

GOALS

- **Increase liquidity and capital base**
- **Reduce costs**
- **Create recurring CF** ✓✓
- **Simplify and streamline**

- Equity returns (ROE) of low to mid teens[4] with moderate leverage
- Target transaction size of $5.0 to $50.0 million; will partner with others for larger investments
- Use 40+ collective years of investment team experience and contacts in net lease industry

[4]The returns included on this page are hypothetical returns based on certain assumptions, including assumptions related to asset allocation, leverage, asset yields, financing and hedging costs and expenses and do not reflect actual results. The hypothetical returns do not represent the actual results that an investor in the company will or should expect to receive and should not be relied upon for any investment decision. The results that an investor in the company will receive will depend, to a significant degree, on the actual performance of such assets, which may be impacted by material economic and market factors. Differences between projected and actual expenses and fees will cause differences between projected and actual returns.

Create best in class net lease company with primary focus on office and industrial properties

Invest Cash for Recurring Cash Flows

- Bank of America Portfolio Acquisition - $50.0-$100.0 million of equity[5]
  - Mid-teens estimated ROE[6]
- Potential Pipeline Transactions - >$100.0 million of equity to invest
  - 10%-15% estimated ROE[6]
- Explore ability to manage third party investments thus leveraging equity base

GOALS

- **Increase liquidity and capital base**
- **Reduce costs**
- **Create recurring CF** ✓✓
- **Simplify and streamline**

[5]Final equity investment dependent on execution of planned asset sales.

[6]We are in various stages of negotiation or discussions with potential origination sources and cannot guarantee or project if we will be successful in acquiring any or all of the assets mentioned in such deals. The returns included on this page are hypothetical returns based on certain assumptions, including assumptions related to asset allocation, leverage, asset yields, financing and hedging costs and expenses and do not reflect actual results. The hypothetical returns do not represent the actual results that an investor in the company will or should expect to receive and should not be relied upon for any investment decision. The results that an investor in the company will receive will depend, to a significant degree, on the actual performance of such assets, which may be impacted by material economic and market factors. Differences between projected and actual expenses and fees will cause differences between projected and actual returns.

Goal to create large, diversified net lease portfolio to provide sustainable, steady cash flows

Bank of America Portfolio Acquisition – Investment Rationale

GKK entered into a 50/50 joint venture with Garrison to purchase a 115 property office portfolio for $485.0 million ($87/Sq Ft)[7]

- Portfolio is 81% leased to Bank of America under an 11-year master lease
- 8.5% cap rate
- Expected debt of approximately 50%-60% loan-to-value

Asset strategy:

- Sell non-core multi-tenant assets (approximately 40% by value)
- Retain a core portfolio of high quality assets in primary and strong secondary markets primarily leased to Bank of America NA (approximately 60% by value)

The core portfolio is being acquired at a compelling valuation:

- Basis of < $100/sq ft
- Jacksonville 44%, Phoenix 18%, California 20% (by Core Portfolio value)
- 44 office/branch buildings (many locations represent top branches in their respective markets)
- 18 operations centers, two office buildings, two branch buildings
- 96.4% leased to Bank of America NA under an 11-year master lease with minimal tenant contraction rights

[7]Full details of this transaction can be found in the 8-K filing on 8/21/12.

The transaction is expected to generate a significant stream of cash flows from a high quality portfolio, subject to a long term net lease with an A-rated tenant

Bank of America Core Portfolio - Jacksonville (44% of Core Portfolio Value)



10 building operations center - 100% leased to Bank of America through 2023. Properties serve as a data center, lab area (technology testing), a call center, mortgage processing, government lending, and statement rendering.

Address

9000 Southside Boulevard
Jacksonville, Florida 32256

Class / Property Use / Year Built

A / Operations Center / Circa 1990


Bank of America Office Park
PARKING
NORTH

Property - Building	Floors	Total RSF
5064 - #100 (Pictured)	10	249,566
5065 - #200	5	121,315
5066 - #300	5	114,148
5067 - #400	5	173,160
5068 - #500	2	116,891
5069 - #600	2	297,026
5070 - #700	5	117,722
5071 - Daycare	1	21,425
5072 - Garage	4	4,587
5073 - School	1	21,879
Total		1,237,719



Land Area

92 acres (entire park)

Parking

4,499 spaces (entire park)
(3.63 spaces / 1,000 square feet)

On-Site Amenities

- Daycare and school
- YMCA fitness center
- Nature path for walks and jogging
- Cafeteria

Bank of America Core Portfolio – Phoenix (18% of Core Portfolio Value)

<u>Large complex of five operation centers</u> - 100% leased to Bank of America through 2023. Located in east/central portion of the greater Phoenix area. Location is due west of the Sky Harbor International Airport, and east/southeast of the Phoenix CBD.

Address

1825 East Buckeye Road

Phoenix, Arizona 85034

Class / Property Use / Year Built - Renovated

A / Operations Center / 1989 - 1995

Floors

Two and three-story buildings

Property - Building	Total RSF
5005 - Catalina	196,911
5009 - South Mountain	152,235
5007 - McDowell	63,592
5006 Maricopa	63,622
5004 - Camelback	63,489
Total	**539,849**

Land Area

37.73 Acres (entire park)

Parking Spaces

- 532 exterior spaces
- 3-level parking structure (750 spaces)
-1,282 total spaces
    - (2.38 spaces / 1,000 square feet)






W McDowell Rd
E McDowell Rd
Del Rey
Garfield
Phoenix
Booker T. Washington
E Van Buren St
Phoenix Sky Harbor International Airport
Rayburn Acres
Maricopa Fwy
W Broadway Rd
E Broadway Rd

Bank of America Core Portfolio – California (20% of Core Portfolio Value)



31 Building Portfolio - located throughout the state of California, with concentration in Los Angeles and the Inland Empire. The buildings are 96% leased to Bank of America through 2023. 29 of the locations with retail space support an aggregate of $5.04 billion in bank deposits.



Location	# of Properties	Total RSF	Occupancy	2012 Budgeted NOI
Los Angeles	9	162,751	96.4%	1,344,877
Inland Empire	4	172,637	91.7%	1,300,642
Oxnard	3	59,902	100.0%	539,293
Fresno	3	46,509	100.0%	401,526
San Diego	3	56,379	89.9%	375,526
Santa Clara	1	31,691	100.0%	279,004
Bakersfield	2	29,013	100.0%	253,895
Sacramento	2	25,727	100.0%	222,144
Salinas	1	21,001	100.0%	191,429
Long Beach	2	21,348	100.0%	185,450
Orange County	1	21,509	100.0%	183,631
Total	31	648,467	96.0%	5,277,417





Capital Strategy – Expand Equity Base and Capital Availability

- Grow equity base through contribution/purchase of assets with use of stock/units
  - Bank of America Portfolio Acquisition (6,000,000 shares in total)
- Retention of capital goals
  - Short term: continue to maximize capital available for investment by not paying dividends on preferred or common stock
  - Medium term: as the new business strategy is implemented and sustainable cash flows grow, the Company will re-evaluate dividend policy with the intention of resuming dividends to stockholders
- Bank Facility
  - Explore bank facility for working capital purposes

GOALS

- **Increase liquidity and capital base** ✓✓
- **Reduce costs**
- **Create recurring CF**
- **Simplify and streamline**

Simplify and Streamline

Simplify story for investor friendliness and position company for future capital raises

- Sell Legacy Real Estate interests – cash drag
- Potential CDO exit would create pure play net lease entity, simplifying and streamlining our corporate structure and financial presentation

GOALS

- **Increase liquidity and capital base**
- **Reduce costs**
- **Create recurring CF** ✓
- **Simplify and streamline** ✓✓

Gramercy Goals



Manage liquidity and increase capital base

Reduce costs

Create recurring cash flows for future dividends

Simplify and streamline business for better investor story

An opportunity exists to establish Gramercy as a best in class net lease company